EFH Corp. Q2 2013 Investor Call August 2, 2013 Exhibit 99.2

1
Safe Harbor Statement
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  A discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s natural gas hedging program could be affected by, among other things: changes in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not generally moving with natural gas prices; any decrease in market heat rates as the program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty to perform their respective obligations; or any other event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the program.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Financial and Operational Overview Q2 2013 Review Paul Keglevic Executive Vice President & CFO

Consolidated: Reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
Q2 12 vs. Q2 13; $ millions, after tax
Three months ended June 30.
EFH Corp.
Adjusted (Non-GAAP) Operating Results - QTR
3
Factor Q2 12 Q2 13 Change
EFH Corp. GAAP net loss (696) (71) 625
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
Unrealized commodity-related mark-to-market net loss 395 27 (368)
Unrealized mark-to-market net (gain) loss on interest rate swaps 68 (220) (288)
Effect of favorable resolution of income tax positions - Competitive Business - (183) (183)
Effect of favorable resolution of income tax positions - Oncor - (3) (3)
EFH Corp. adjusted (non-GAAP) operating loss (233) (450) (217)
1

Consolidated: Key drivers of the change in adjusted (non-GAAP) operating results
Q2 12 vs. Q2 13; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers - QTR
Better (Worse)
Than
Q2 12
Competitive Business  :
Lower net margin from asset management and retail activities driven by lower natural gas hedge volumes and prices (159)
Lower generation volumes reflecting nuclear refueling outage, partially offset by fewer planned and unplanned outages at coal-fueled plants (5)
Lower coal and nuclear fuel costs reflecting lower prices 3
Lower amortization of intangibles arising from purchase accounting 3
Contribution margin     (158)
Higher operating costs driven by higher maintenance expense associated with nuclear unit planned outage (24)
Higher net interest expense driven by higher average borrowings (16)
Higher professional services fees for liability management program (15)
Lower accrued interest on income tax positions 3
All other - net 5
Total change - Competitive  Business (205)
Regulated Business:
Lower average consumption driven by milder weather (9)
Lower interest income driven by settlement of interest reimbursement agreement (6)
Higher depreciation and amortization reflecting infrastructure investment (5)
Higher revenues reflecting transmission rate increases 5
Higher revenues from growth in points of delivery 3
Change in Regulated Business (~80% owned by EFH Corp.) (12)
Total change in EFH Corp. adjusted (non-GAAP) operating results (217)
Competitive Business consists of Competitive Electric segment and Corp. & Other.

1
1

Consolidated: Reconciliation of GAAP net loss to adjusted (non-GAAP) operating results
YTD   12 vs. YTD 13; $ millions, after tax
Six months ended June 30.
EFH Corp.
Adjusted (Non-GAAP) Operating Results - YTD
5
Factor YTD 12 YTD 13 Change
EFH Corp. GAAP net loss (1,000) (640) 360
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
Unrealized commodity-related mark-to-market net loss 493 341 (152)
Unrealized mark-to-market net gain on interest rate swaps (6) (318) (312)
Effect of favorable resolution of income tax positions - Competitive Business - (267) (267)
Effect of favorable resolution of income tax positions - Oncor - (11) (11)
EFH Corp. adjusted (non-GAAP) operating loss (513) (895) (382)
1
1

Consolidated: Key drivers of the change in adjusted (non-GAAP) operating results
YTD 12 vs. YTD 13; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax) - YTD
6
1
Competitive business consists of Competitive Electric segment and Corp. & Other.
Description / Drivers
Better
(Worse)
Than
YTD 12
Competitive Business¹:
Lower net margin from asset management and retail activities driven by lower natural gas hedge volumes and prices (299)
Higher generation volumes reflecting fewer unplanned outage days at coal plants, partially offset by nuclear refueling  outage            8
Lower amortization of intangibles arising from purchase accounting 6
All other – net (2)
Contribution margin     (287)
Higher operating costs driven by higher maintenance expense associated with outages at nuclear and coal generating units (39)
Higher net interest expense driven by higher average borrowings (38)
Higher professional services fees for liability management program (23)
Lower accrued interest on income tax positions 12
All other – net 4
Total change - Competitive Business (371)
Regulated Business:
Higher depreciation and amortization reflecting infrastructure investment (13)
Lower interest income driven by settlement of interest reimbursement agreement (10)
Lower average consumption driven by milder weather (6)
Higher revenues reflecting transmission rate increases 9
Higher revenues from growth in points of delivery 5
All other – net 4
Total change - Regulated Business (~80% owned by EFH Corp.) (11)
Total change in EFH Corp. adjusted (non-GAAP) operating results (382)

EFH Corp. Adjusted EBITDA (Non-GAAP)
EFH Corp. Adjusted EBITDA (non-GAAP)
Q2 12 vs. Q2 13 and YTD 12 vs. YTD 13; $ millions
Q2 13
Q2 12
1,074
617
450
TCEH
Oncor
7
1
See Appendix for Regulation G reconciliations and definition.  Includes $6 million, $7 million, $16 million and $6 million in Q2 12, Q2 13, YTD 12 and YTD 13, respectively, of Corp. &
Other Adjusted EBITDA.
YTD 13
YTD 12
2,125
1,254
865
900
447
1,353
1,734
833
2,583
28%
31%
21%
1%
4%
18%
1
Q2 and YTD performance was largely driven by the same key drivers impacting adjusted (non-
GAAP) operating results.

Luminant Operational Results

Nuclear-fueled generation; GWh
Coal-fueled generation; GWh
Q2 13 Q2 12
5,159
10,497
YTD 12 YTD 13
9,897
4,666
10%
QTR
YTD 12
Q2 12
12,244
10,057
23,530
20,750
Q2 13
YTD 13
13%
YTD
22%
QTR
6%
YTD
Solid safety performance
0.5 TWh lower generation due to refueling
outage in spring 2013 vs. fall 2012
Top decile industry performance for
reliability and cost
2.7 TWh higher generation due to fewer
outage days
0.5 TWh lower generation due to seasonal
operations of 2 units at Monticello, net of
lower economic backdown
Q2 2013 Nuclear-Fueled Plant Results
Q2 2013 Coal-Fueled Plant Results

TXU Energy Operational Results
Retail electricity sales volumes by customer class;
GWh
1,540
1,525
1
SMB – small business.
2
LCI – large commercial and industrial.
3
Includes December 2012 acquisition of customers.
Last twelve months.
YTD 12
SMB
LCI
Residential
Q2 12
18,774
Q2 12 Q1 13
10,032
4,799
2,522
Q2 13 Q2 13
1,525
1,578
10,791
5,046
2,937
5,444
2,481
1,332
17,353
9,257
Q2 13
YTD 13
3%
LTM
1%
QTR
10%
QTR
8%
YTD
1 2
Total residential customers
End of period, thousands
3
1
2
4
Sales volumes declined 10% driven by
mild weather, business volumes and
residential customer counts
Residential attrition rates improved 33%
compared to 2012
Q2 2013 Results
YTD 2013 Results
Reduced PUC complaints to record low,
continuing top tier PUC complaint
performance
Last twelve month residential attrition rate
improved 55% compared to 2012
6,131
2,596
1,599
10,326
Lower SMB   and LCI   volumes reflect
competitive intensity and a focus on
margin discipline
4

Oncor Operational Results
Electric energy billed volumes
4
; GWh
Q2 12
Q2 13
1
SMB –
small business.
2
LCI –
large commercial and industrial.
3    CREZ – Competitive Renewable Energy Zone.
On average, billed volumes are on an approximate 17-day calendar lag; therefore, amounts shown reflect partial impacts from prior quarters.
5 Latest twelve months.
Residential
SMB & LCI
3,225
3,266
1%
LTM 5
Electricity distribution points of delivery
End of period, thousands of meters
Q2 13 Q1 13
3,253
3,266
Lower Q2 2013 and YTD 2013
volumes principally due to
decreased consumption as a result
of milder weather, partially offset by
customer growth
Slightly lower SMB & LCI energy
volumes principally due to milder
weather, offset by customer growth
$1.772 billion spent on CREZ
through June 30, 2013; $312 million
spent YTD 2013
7%
QTR
Q2 13
25,749
51,373 51,245
Q2 12
YTD 12 YTD 13
1%
QTR
Q2 2013 Results
1 2
3
1
2
17,457 17,203
33,354 33,244
9,146
8,546
18,019 18,001
26,603
4

EFH Corp. Liquidity Management
As of June 30, 2013

Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
3,116
EFH Corp., TCEH and EFIH continue to monitor near-term liquidity needs and opportunities for liability management.
EFH Corp. (excluding Oncor) available liquidity
As of 6/30/13; $ millions
1,696
1
At June 30, 2013, restricted cash totaled $947 million, after reduction for a $115 million letter of credit drawn in 2009 related to a building financing.  The restricted cash supports letters of credit, of which $814 million are outstanding, leaving $133 million available.
2,868
1,062
2,054
2,054
814
1,563
133
Facility Limit
LOCs/Cash Borrowings Availability
1

Commodity Prices
Commodity Units
Q2 13
Actual
Q2 12
Actual
FY 12
1
Actual 13E
2
NYMEX gas price
3
$/MMBtu
4.02 2.27 2.75 3.64
HSC gas price
3
$/MMBtu
4.00 2.23 2.71 3.61
7x24 market heat rate (HSC)
4
MMBtu/MWh
7.79 10.93 9.53 10.75
North Hub 7x24 power price $/MWh
31.11 24.31 25.17 38.81
TCEH weighted avg. hedge price
5
$/MMBtu
6.89 7.32 7.36 6.89
Gulf Coast ultra-low sulfur diesel $/gallon
2.86 2.94 3.05 2.83
PRB 8400 coal $/ton
9.63 6.67 7.57 9.65
LIBOR interest rate
6
percent
0.42% 0.73% 0.69% 0.41%
Commodity prices
Q2 13, Q2 12, FY 12 and 13E; mixed measures
2
13E: 2013 estimate based on average of monthly commodity prices as of June 28, 2013 for July 2013 through December 2013.
3
The actual prices are computed based on settled Gas Daily prices for Henry Hub or Houston Ship Channel (HSC) respectively.
4
Based on ERCOT Nodal market clearing price for North Hub.
5
Weighted average prices in the TCEH natural gas hedging program. Based on NYMEX Henry Hub prices of forward natural gas sales positions in the hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).
6
The index for the settled value is a 6-month LIBOR rate.  LIBOR interest rate for 13E is based on 6-month LIBOR rate.
1
FY 2012: Year ended December 31, 2012.

Factor Measure 2013 2014 Total
03/31/13
Natural gas hedges mm MMBtu ~163 ~146 ~309
Wtd. avg. hedge price $/MMBtu ~$6.89 ~$7.80
Natural gas prices $/MMBtu ~$4.12 ~$4.23
Cum. MtM gain at 03/31/13 $ billions ~$0.7 ~$0.5 ~$1.2
06/30/13
Natural gas hedges mm MMBtu ~123 ~146 ~269
Wtd. avg. hedge price $/MMBtu ~$6.89 ~$7.80
Natural gas prices
4
$/MMBtu ~$3.64 ~$3.91
Cum. MtM gain at 06/30/13 $ billions ~$0.5 ~$0.6 ~$1.1
Q2 13 MtM (loss) gain $ billions ~(0.2) ~0.1 ~(0.1)
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
06/30/13 vs. 03/31/13; mixed measures, pre-tax
1
2
3
1
2
Weighted average prices are based on forward natural gas sales positions in the natural gas hedging program (excluding the impact of offsetting purchases for rebalancing).  Where collars are reflected, sales price represents the approximate collar floor price. March 31, 2013 prices for 2013 represent April 1, 2013 through December 31, 2013 values and June 30, 2013 prices for 2013 represent July 1, 2013 through December 31, 2013 values.
MtM values include the effects of all transactions in the natural gas hedging program including offsetting purchases (for re-balancing).
June 30, 2013 prices for 2013 represent July 1, 2013 through December 31, 2013 volumes. Where collars are reflected, the volumes are estimated based on the notional position of the derivatives to provide protection against downward price movements.  The notional volumes for collars are approximately 150 million MMBtu, which correspond to a delta position of approximately 150 million MMBtu in 2014.
2013 represents the average of monthly forward prices for July 1, 2013 though December 31, 2013.
Decreased impact of hedge program is due to settlement of Q2 position slightly offset by decreasing gas prices.
2
1
3
4

TCEH Natural Gas Exposure
TCEH Natural Gas Position
13-15
1
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
Factor Measure 2013 2014 2015
Natural gas hedging program million MMBtu
~104
~146
0
TXUE and LUME net positions million MMBtu ~89 ~87 ~23
Overall estimated percent of
total NG position hedged percent ~94% ~51% ~5%
1
As of June 30, 2013. Balance of 2013 is from August 1, 2013 to December 31, 2013.  Assumes conversion of electricity positions based on a ~8.5 heat rate with natural gas generally being on the margin ~70-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated). Does not include impacts of economic backdown or reliability (~9 M MMBtu for balance of 2013).
2
Includes estimated forward net wholesale and retail sales.  Excludes any transactions associated with proprietary trading positions.
3
The 2014 position includes notional volume of approximately 150 million MMBtu costless collar with strikes of ~$7.80/MMBtu and ~$11.75/MMBtu for puts and calls, respectively. The delta equivalent short position is ~150 million MMBtu.
205
104
89
12
2013
2014 2015
456
223
467
146
87
490
23
TXUE and Luminant Net Positions 2
TCEH has hedged approximately 94% of its estimated natural gas price exposure for 2013.
3

EFH Corp. Adjusted EBITDA Sensitivities
Impact on EFH Corp. Adjusted EBITDA
13E
1
; mixed measures
The majority of 2013 commodity-related risks are significantly mitigated.
1
2013 estimate based on commodity positions as of June 30, 2013 and reflects the existing regulatory environment under the Clean Air Interstate Rule, net of natural gas hedges and net wholesale and retail sales.  Excludes gains and losses incurred prior to June 30, 2013.
Simplified representation of heat rate position in a single TWh position. Heat rate impacts are typically differentiated across plants and respective pricing periods: nuclear and coal-fueled plants generation (linked primarily to changes in North Hub 7x24), natural gas plants (primarily North Hub 5x16) and wind (primarily West Hub 7x8).  Assumes conversion of electricity positions based on a ~8.5 market heat rate with natural gas generally being on the margin ~70-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
3
Includes positions related to fuel surcharge on rail transportation.
4
Excludes fuel surcharge on rail transportation.
Commodity
Percent Hedged at
June 30, 2013 Change
BOY 13E Impact
$ millions
7X24 market heat rate (MMBtu/MWh)
2
~88 0.1 MMBtu/MWh ~2
NYMEX gas price ($/MMBtu) ~94 $1/MMBtu ~12
Diesel ($/gallon)
3
~85 $1/gallon ~3
Base coal ($/ton)
4
~94 $2/ton ~1
Generation operations
Nuclear- and coal / lignite-fueled generation (TWh) N/A 1 TWh ~15
Retail operations BOY  2013
Residential contribution margin ($/MWh) 11 TWh $1/MWh ~11
Residential consumption 11 TWh 1% ~3
Business markets consumption 8 TWh 1% ~1
2

$0.41
$1.88
2
Estimate as of June 30, 2013; $ billions
EFH / EFIH TCEH
1
1st Lien - $0.41
2
2nd Lien $0.25 $1.88
3
Total $0.25 $2.29
Estimated Secured Debt Capacity at EFH / EFIH and TCEH
16
1
The debt capacity numbers presented above are for informational purposes only and should not be relied upon in connection with any investment decision regarding the securities of EFH
Corp. or its subsidiaries. All of these amounts are estimates based on EFH Corp.'s current interpretation of the covenants set forth in its and its subsidiaries' applicable debt agreements and do not take into account exceptions in the agreements that may allow for the incurrence of additional secured debt, including, but not limited to, acquisition debt, coverage ratio debt, refinancing debt, capital leases and hedging obligations. Moreover, such amounts could change from time to time as a result of, among other things, the termination of any debt agreement
(or specific terms therein) or a change in the debt agreement that results from negotiations with new or existing lenders.  In addition, covenants included in agreements governing additional, future debt may impose greater or lesser restrictions on the incurrence of secured debt by EFH Corp. and its subsidiaries.  Consequently, the actual amount of senior secured debt that EFH
Corp. and its subsidiaries are permitted to incur under their respective debt agreements could be materially different than the amounts provided above. In addition, notwithstanding available debt capacity, EFH Corp., EFIH and TCEH may not be able to incur additional debt due to their financial condition, market conditions or other reasons. EFH Corp. encourages you to review, in consultation with your own advisors, its and its subsidiaries’ various debt agreements, which are on file with the SEC, in order to assess the ability and capacity of EFH Corp. and its subsidiaries to incur additional debt (secured and unsecured) in the future.
2
Of this amount, $1.0B is permitted to be issued for cash (entire amount is permitted to be issued for exchanges).
3
TCEH is permitted to issue an unlimited amount of additional first-priority debt in order to refinance the first-priority debt outstanding under the TCEH Senior Secured Facilities.
3
1
2nd Lien 1st Lien
$0.25
$0.25
$2.29

17 Today’s Agenda John Young President & CEO Q&A Financial and Operational Overview Q2 2013 Review

ERCOT North Hub ATC (7x24) Heat Rate
MMBtu/MWh
1 2
18
1
Forward Natural Gas Prices and Heat Rates
HSC Natural Gas Prices
$/MMBtu
2015 HR
10.00
Forward gas prices have shown some indications of stabilizing.
Forward heat rate markets continue to show volatility.
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
Cal 2013 Cal 2014 Cal 2015
7.00
7.50
8.00
8.50
9.00
9.50
10.00
10.50
11.00
11.50
12.00
Cal 2013
Cal 2014
Cal 2015
2
2015 heat rate represents observable market data as of 06/28/2013.
1
Calendar 2013 represents market price for the balance of the year. For example, as of June 30, 2013, the market price is for July to December 2013.

19 Today’s Agenda Q&A Financial and Operational Overview Q2 2013 Review EFH Corp. Senior Executive Team

20 Questions & Answers

21 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Financial Definitions
Measure
Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.  These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH Corp. uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with
GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, results of discontinued operations and other adjustments. Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH
Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  See EFH Corp.’s filings with the SEC for a detailed reconciliation of EFH Corp.’s net income prepared in accordance with GAAP to Adjusted EBITDA.
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment  and Corporate & Other.  Competitive Electric segment refers to the EFH Corp. business segment that consists principally of TCEH.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Regulated Business Results Refers to the results of the Regulated Delivery segment, which consists largely of EFH Corp.’s investment in Oncor.

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2012 and 2013
$ millions
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power
purchase agreements and the stepped-up value of nuclear fuel.   Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.
2
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
3
Includes certain incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain and information technology efficiency initiatives.
Primarily represents Sponsor Group management fees.
5
2013 includes costs associated with EFH Corp.’s liability management program.
6
Reflects noncapital outage costs.
Factor Q2 12 Q2 13 YTD 12 YTD 13
Net loss (696) (71) (1,000) (640)
Income tax benefit (403) (350) (583) (825)
Interest expense and related charges 1,019 598 1,804 1,382
Depreciation and amortization 342 344 679 695
EBITDA 262 521 900 612
Adjustments to EBITDA (pre-tax):
Oncor Holdings distributions of earnings 33 49 69 80
Interest income 1 (1) (1) (1)
Amortization of nuclear fuel 41 35 83 74
Purchase accounting adjustments 20 6 41 11
Impairment and write-down of other assets - 1 1 1
Equity in earnings of unconsolidated subsidiary (net of tax) (84) (74) (141) (141)
Unrealized net loss resulting from hedging and trading transactions 613 42 765 529
Noncash compensation expense 3 - 7 3
Transition and business optimization costs 10 7 19 13
Transaction and merger expenses 9 9 19 19
Restructuring and other (3) 24 (3) 40
Expenses incurred to upgrade or expand a generation station 34 54 60 100
Subtotal 939 673 1,819 1,340
Add Oncor Adjusted EBITDA (reduced by Oncor Holdings distributions) 414 401 764 785
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,353 1,074 2,583 2,125
1
2
3
4
5
6
4

Table 2: TCEH Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2012 and 2013
$ millions
Factor Q2 12 Q2 13 YTD 12 YTD 13
Net loss (645) (215) (883) (739)
Income tax benefit (334) (74) (449) (452)
Interest expense and related charges 831 404 1,453 989
Depreciation and amortization 333 337 663 681
EBITDA 185 452 784 479
Adjustments to EBITDA (pre-tax):
Interest income (9) (1) (26) (5)
Amortization of nuclear fuel 41 35 83 74
Purchase accounting adjustments
1
12 6 21 11
Unrealized net loss resulting from hedging and trading transactions 613 42 765 529
Net loss attributable to non-controlling interests 1 - 1 -
EBITDA amount attributable to consolidated unrestricted subsidiaries and other equity interests (2) (9) (4) (9)
Corp. depreciation, interest and income tax expense included in SG&A 5 3 9 7
Noncash compensation expense
2
2 - 5 2
Severance expense - - 1 -
Transition and business optimization costs
3
10 6 19 11
Transaction and merger expenses
4
9 9 19 19
Restructuring and other
5
(1) 20 (3) 36
Expenses incurred to upgrade or expand a generation station
6
34 54 60 100
TCEH Adjusted EBITDA per Incurrence Covenant 900 617 1,734 1,254
Expenses related to unplanned generation station outages 23 9 49 19
TCEH Adjusted EBITDA per Maintenance Covenant 923 626 1,783 1,273
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power
purchase agreements and the stepped-up value of nuclear fuel.   Also includes certain credits and gains on asset sales not recognized in net income due to purchase accounting.
2
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
3
Includes certain incentive compensation expenses as well as professional fees and other costs related to generation plant reliability and supply chain and information technology efficiency initiatives.
Primarily represents Sponsor Group management fees.
5
2013 includes costs associated with EFH Corp.’s liability management program.
6
Reflects noncapital outage costs.
4

1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets.
Table 3: Oncor Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2012 and 2013
$ millions
Factor Q2 12 Q2 13 YTD 12 YTD 13
Net income 107 96 182 183
Income tax expense 72 58 121 97
Interest expense and related charges 92 95 183 189
Depreciation and amortization 192 202 376 401
EBITDA 463 451 862 870
Interest income (12) (1) (21) (2)
Purchase accounting adjustments (6) (5) (12) (10)
Transition and business optimization costs and other 2 5 4 7
Oncor Adjusted EBITDA 447 450 833 865
1